                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use in this Registration Statement on Form S-11 of our report dated June 20, 2003, relating to the balance sheet of Corporate Property Associates 16 Incorporated, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York
July 2, 2003